UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
August 9, 2004
(Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
Item 12. Results of Operations and Financial Condition
SIGNATURES
Exhibit Index
Press Release dated August 9, 2004
Press Release dated August 9, 2004

Item 7. Financial Statements and Exhibits

     Exhibits

Exhibit Number	Title of Document
99.1	Press release dated August 9, 2004, reporting the results of operations for the three and six-month periods ended June 30, 2004.
99.2	Press release dated August 9, 2004, announcing guidance for both the third quarter and full year 2004.

Item 9. Regulation FD Disclosure

     On August 9, 2004, Callon Petroleum Company issued the press release attached as Exhibit 99.2 announcing guidance information for both the third quarter and full year 2004.

Item 12. Results of Operations and Financial Condition

On May 10, 2004, Callon Petroleum Company issued the press release attached as Exhibit 99.1 reporting the results of operations for the three and six-month periods ended June 30, 2004.

As disclosed in a press release dated August 3, 2004, the company announced that its conference call reporting second quarter 2004 results would be held on Monday, August 9, 2004 beginning at 4:00 p.m. Eastern Daylight Time.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company

August 9, 2004	By:	/s/ John S. Weatherly

John S. Weatherly
Senior Vice President and
Chief Financial Officer

2

Exhibit Index

Exhibit Number	Title of Document
99.1	Press release dated August 9, 2004, reporting the results of operations for the three and six-month periods ended June 30, 2004.
99.2	Press release dated August 9, 2004, announcing guidance for both the third quarter and full year 2004.